TRANSAMERICA FUNDS
Transamerica Small Cap Growth
Supplement to the Currently Effective Prospectuses and Summary Prospectuses
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Effective on or about December 1, 2026, upon the recommendation of Transamerica Asset Management, Inc. (“TAM”), the Board of Trustees of Transamerica Funds has approved the termination of the investment sub‑advisory agreement between TAM and Ranger Investment Management L.P. with respect to Transamerica Small Cap Growth (the “fund”) and approved an investment sub‑advisory agreement between TAM and Campbell Newman Asset Management, Inc. (“Campbell Newman”) with respect to the fund. TAM will continue to serve as the fund’s investment manager.
In connection with the change to Campbell Newman as sub‑adviser, there will be changes to the fund’s: (i) principal investment strategies and principal investment risks; (ii) management fee and sub‑advisory fee schedules; and (iii) expense limitation agreement. These changes will be effective with the change in sub‑adviser. An information statement will be made available to investors which will provide certain information about the new sub‑adviser, the terms of the new sub‑advisory agreement and these related changes.
Effective on or about December 1, 2026, the following information will supplement and supersede any contrary information contained in the Prospectuses and Summary Prospectuses, as applicable, concerning the fund.
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MANAGEMENT FEE REDUCTION:
TAM will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $300 million	0.83%
In excess of $300 million	0.81%
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The “Annual Fund Operating Expenses” tables included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses for the fund will be deleted in their entirety and replaced with the following, as applicable:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	I	R6	I2	R	R4	I3
Management fees[1]	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and service (12b‑1) fees	0.25%	1.00%	None	None	None	0.50%	0.25%	None
Other expenses	0.42%	0.48%	0.32%	0.22%	0.22%	0.22%	0.22%	0.22%
Total annual fund operating expenses	1.50%	2.31%	1.15%	1.05%	1.05%	1.55%	1.30%	1.05%
Fee waiver and/or expense reimbursement[2]	0.10%	0.18%	0.12%[3]	0.05%	0.05%	0.01%	0.15%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	2.13%	1.03%	1.00%	1.00%	1.54%	1.15%	1.00%

[1]	Management fees have been restated to reflect a reduction in management fees effective December 1, 2026.

[2]
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2028 to waive fees and/or reimburse fund expenses to the extent that the total annual fund operating expenses exceed 1.40% for Class A shares, 2.13% for Class C shares, 1.10% for Class I shares, 1.00% for Class R6 shares, 1.00% for Class I2 shares, 1.54% for Class R shares, 1.15% for Class R4 shares and 1.00% for Class I3 shares excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2028 without the Board of Trustees’ consent.

[3]	TAM has contractually agreed to reimburse 0.07% of the transfer agency fees on Class I shares through March 1, 2028.
The “Example” tables included in the Prospectuses and Summary Prospectuses will be deleted in their entirety and replaced with the following, as applicable:
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$685	$986	$1,312	$2,232
Class C	$316	$700	$1,215	$2,628
Class I	$105	$350	$618	$1,384
Class R6	$102	$328	$573	$1,277
Class I2	$102	$328	$573	$1,277
Class R	$157	$488	$843	$1,844
Class R4	$117	$393	$695	$1,551
Class I3	$102	$328	$573	$1,277
If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$685	$986	$1,312	$2,232
Class C	$216	$700	$1,215	$2,628
Class I	$105	$350	$618	$1,384
Class R6	$102	$328	$573	$1,277
Class I2	$102	$328	$573	$1,277
Class R	$157	$488	$843	$1,844
Class R4	$117	$393	$695	$1,551
Class I3	$102	$328	$573	$1,277
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PRINCIPAL INVESTMENT STRATEGIES:
The fund’s principal investment strategies will be as follows:
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund considers small capitalization companies to be companies with market capitalizations which, at the initial time of purchase, are within the capitalization range of issuers represented within the Russell 2000® Growth Index1. As of June 25, 2026, the market capitalization range of the Russell 2000® Growth Index was between $14.79 million and $87.94 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies. The fund employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund’s sub‑adviser, Campbell Newman Asset Management, Inc. (the “sub‑adviser”), employs a fundamental, bottom‑up approach to investing in equities. The sub‑adviser generally utilizes primary sources of information in its research process. Its security selection process typically favors companies with strong current profitability and an improving earnings profile. The sub‑adviser may sell holdings for several reasons, including, but not limited to, fundamental weakness in a company as identified by the sub‑adviser, opportunities to invest in companies that the sub‑adviser believes are more attractive investments, or when a company’s valuation reaches the sub‑adviser’s established price target.
The fund may also invest in real estate investment trusts (“REITs”) and American Depositary Receipts (ADRs), and may invest up to 5% of its total net assets in exchange-traded funds (“ETFs”).
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
PRINCIPAL RISKS:
The following will no longer be considered principal risks of the fund: “ESG Integration Data” risk and “Sustainable and/or Environmental, Social and Governance (“ESG”) Considerations” risk.
The following will be added alphabetically as additional principal risks of the fund:
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax‑related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
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RECENT MANAGEMENT FEE CHANGES:
The following information will be added alphabetically to the sub‑section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectuses:

Fund Name	Management Fees (as a percentage of the Fund’s average daily net assets)
	Current	Prior
Transamerica Small Cap Growth (effective December 1, 2026)	0.83% of the first $300 million 0.81% in excess of $300 million	0.87% of the first $300 million 0.83% in excess of $300 million
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SUB‑ADVISER:
The fund’s sub‑adviser will be as follows:
Campbell Newman Asset Management, Inc., a boutique investment firm, has been registered as an investment adviser since 1972. As of June 30, 2026, Campbell Newman Asset Management, Inc. has approximately $4.3 billion in assets under advisement, including model delivery and traditional separately managed account business, all of which is supported by an experienced investment team and back-office staff. The business address of Campbell Newman Asset Management, Inc. is 330 E. Kilbourn Avenue, Suite 1125, Milwaukee, WI 53202.
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PORTFOLIO MANAGERS:
The portfolio managers will be as follows:

Name	Sub‑Adviser	Positions Over Past Five Years
Mary C. Brown, CFA	Campbell Newman Asset Management, Inc.	Portfolio Manager of the fund since 2026; President and Portfolio Manager/Analyst; joined Campbell Newman Asset Management, Inc. in 1986
Jeremy A. Ellis, CFA	Campbell Newman Asset Management, Inc.	Portfolio Manager of the fund since 2026; Portfolio Manager/Analyst; joined Campbell Newman Asset Management, Inc. in 2021
Rimas M. Milaitis	Campbell Newman Asset Management, Inc.	Portfolio Manager of the fund since 2026; Director of Research and Portfolio Manager/Analyst; joined Campbell Newman Asset Management, Inc. in 2005
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Investors Should Retain this Supplement for Future Reference
October 1, 2026